SUPPLEMENT DATED SEPTEMBER 22, 2020 TO THE FOLLOWING

PROSPECTUS DATED MAY 1, 2020, AS AMENDED FOR

New York Life Insurance and Annuity Corporation

NYLIAC CorpExec VUL Plus (CEVUL Plus)

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I

This supplement amends the prospectus (“Prospectus”) for the CEVUL Plus policy that is offered through the separate account referenced above. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your CEVUL Plus policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your CEVUL Plus policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note changes to the limitations on premium allocations and transfers into the Fixed Account. Currently, you may not allocate any Net Premium to the Fixed Account or transfer any portion of your policy’s Cash Value from an Investment Division to the Fixed Account (the “Fixed Account Restrictions”). Policyowners that purchased CEVUL Plus prior to March 19, 2020 were permitted to allocate Net Premiums to the Fixed Account according to certain restrictions outlined in the Prospectus (the “Allocation Restrictions”). As of the date of this supplement, the Fixed Account Restrictions and the Allocation Restrictions are no longer in effect and are hereby rescinded.

Keeping this purpose in mind, please note the following:

Allocations and Transfers to the Fixed Account

The section, “Description of the Policy—Investment Divisions and the Fixed Account—Amount in the Fixed Account,” shall be deleted in its entirety and replaced with the following:

We can limit the amount of Net Premium (and Cash Value) that may be allocated to the Fixed Account, including not allowing any premium to be allocated to the Fixed Account. We have the right to restrict the amount that is transferred to the Fixed Account. Any limitations on transfers are described in “Transfers Among Investment Divisions and the Fixed Account” below.

The amount you have in the Fixed Account equals:

         (1) the sum of the Net Premium payments you have allocated to the Fixed Account;

plus  (2) any transfers you have made from the Separate Account to the Fixed Account;

plus  (3) any interest credited to the Fixed Account based on the PCO you selected;

less  (4) any partial surrenders you have taken from the Fixed Account;

less  (5) any charges we have deducted from the Fixed Account;

less  (6) any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

The sections, “Description of the Policy—Investment Divisions and the Fixed Account—Transfers Among Investment Divisions and the Fixed Account—Transfers among Investment Divisions and from the Investment Divisions to the Fixed Account and –Transfers from the Fixed Account to the Investment Divisions,” shall be deleted in their entirety and replaced with the following:

Transfers among Investment Divisions and from the Investment Divisions to the Fixed Account:

You may transfer all or part of the Cash Value among Investment Divisions and from the Investment Divisions to the Fixed Account. We have the right to establish limits on your ability to transfer all or part of the Cash Value from an Investment Division to the Fixed Account. These limits may include allowing no transfers from the Investment Divisions to the Fixed Account. Only the current transfer limitations are described below. We will provide you 30 days’ notice before imposing any additional limits on transfers.

You may make transfers among Investment Divisions and from the Investment Divisions to the Fixed Account, subject to the following two conditions:

•

Minimum Transfer—Unless we agree otherwise, the minimum amount that may be transferred is the smaller of: (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is made.

•

Minimum Remaining Value—After the transfer, the value of: (i) the remaining Accumulation Units in an Investment Division or (ii) the Fixed Account must be at least $500. If the remaining value would be less than $500, we have the right to include that amount as part of the transfer.

Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer Request. Transfers received after the close of the NYSE (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

Transfers from the Fixed Account to the Investment Divisions:

You may make transfers from the Fixed Account to the Investment Divisions, subject to limitations that we determine.

We have the right to establish limits on your ability to transfer all of part of the Cash Value from the Fixed Account to an Investment Division. These limits may include allowing no transfers from the Fixed Account to an Investment Division.

•	Minimum Transfer—Unless we agree otherwise, the minimum amount that may be transferred is $500.

•

Minimum Remaining Value—After the transfer, the value remaining in the Fixed Account must be at least $500. If the remaining value would be less than $500, we have the right to include that amount as part of the transfer. (This will apply even in cases where we have limited the maximum that you may transfer, as stated above.)

New York Life Insurance and Annuity Corporation

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010

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